Exhibit 10.26.5

AMENDMENT NO. 5

TO THE

SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT

BETWEEN

FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 5 (“Amendment”), effective as of March 31, 2011 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 1130 Kifer Road, Sunnyvale, CA 94086, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

In consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Agreement, Attachment V: Pricing and Royalty, after Section 2a (Maintenance and Support Fees), add the following new subsection:

“2b. Map Compilation and Integration Services Fees. Provided Ford pays TeleNav the following map compilation and integration services fees, TeleNav will provide the annual map compilation and integration services for the Developed Software as specified in Attachment IV: Statement of Work [*****] at the prices listed herein during the Initial Term:

Region	Annual Map Compilation and Integration Services Fee

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

Any new regions not listed above will be priced separately and mutually agreed upon by the parties.

Annual map compilation and integration services will begin on the annual anniversary date of the initial launch date of the Ford Sync Vehicle for each region, except for [*****] which is estimated to begin on [*****].

After the Initial Term, Ford will be required to pay the fees below for the applicable map compilation and integration services every time such services are required:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Region	Post-Initial Term Annual Map Compilation and Integration Services Fee

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

Ford shall also pay TeleNav the same post-Initial Term fees for any region listed above if Ford requests an additional map compilation to be performed for such region more than [*****] (exclusive of the standard annual map compilation).

Any new regions not listed above will be priced separately and mutually agreed upon by the parties.

The map compilation and integration services fees above are based on the Specifications existing as of the Amendment Effective Date, and if such Specifications should materially change in accordance with Attachment II, Section 8, the parties will renegotiate such fees in good faith to take account of such changes.”

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY		TELENAV, INC.

By:	/s/ Melissa Sheahan	By:	/s/ Douglas S. Miller
	(Signature)		(Signature)

Name:	Melissa Sheahan	Name:	Douglas S. Miller
	(Printed Name)		(Printed Name)

Title:	Software Buyer	Title:	Chief Financial Officer

Date:	March 31, 2011	Date:	3/31/11

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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